Exhibit 10.41


                                 ALLONGE TO NOTE
                                 ---------------

This Allonge is to be firmly affixed and attached to the Note as a part thereof.
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                                                               December 29, 2005

     A. LASALLE BANK NATIONAL ASSOCIATION, as Trustee for the Registered Holders of Greenwich Capital Funding Corp. Commercial Mortgage Trust 2003-C1, Commercial Mortgage Pass-Through Certificates, Series 2003-C1 ("Lender"), is the owner and holder of that certain Promissory Note dated May 9, 2003 (the "Note"), evidencing a loan in the original principal amount of $92,000,000.00 (the "Loan"), made by PASSCO PHM, LLC, a Delaware limited liability company and PASSCO COLIMA, LLC, a Delaware limited liability company (together with each of the other borrowers who assumed the Loan as contemplated in Section 5.26.2 of the Loan Agreement (defined below), the "Original Borrowers"), in favor of Greenwich Capital Financial Products, Inc. ("Original Lender").

     B. Pursuant to that certain Deed of Trust, Assignment of Leases and Rents and Security Agreement of even date with the Note (the "Mortgage"), Original Borrowers mortgaged, gave, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated all of its right, title and interest in, to and under the property described in the Mortgage (the "Property"). The Note, Mortgage, Loan Agreement (as defined in the Note) and all other documents executed in connection with the Loan are collectively referred to as the "Loan Documents".

     C. Original Lender transferred, assigned and conveyed all of its right, title and interest in and to the Loan Documents to Lender, and Lender is the current holder of Original Lender's interest in the Loan and the Loan Documents.

     D. Original Borrowers, with the consent of Lender, have transferred the Property to Puente Hills Mall, LLC, a Delaware limited liability company, ("Assuming Borrower") subject to the Mortgage and other Loan Documents and Assuming Borrower has assumed each and every obligation of Original Borrowers under the Loan Documents (the "Assumption"). In connection with the Assumption, Original Borrowers and Assuming Borrower and the other parties named therein executed and delivered to the Lender a Loan Assumption and Substitution Agreement (the "Assumption Agreement") of even date herewith.

     FOR VALUE RECEIVED, the Assuming Borrower represents, warrants and agrees, in favor of Lender, its successors and assigns, as follows:

     1. Confirmation of Recitals. Each of the foregoing statements is incorporated herein and is made a part hereof.

     2. Loan Terms to Remain Same. The terms of the Note, including, without limitation, the rate of interest accrual and the amount of monthly installments due thereunder are unchanged and shall remain in full force and effect, enforceable against Assuming Borrower in accordance therewith.

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     3. Confirmation of Obligations. Assuming Borrower hereby confirms its obligation to pay, perform and discharge each and every obligation of payment and performance under and pursuant to the Note in accordance with its terms.

     4. Miscellaneous. This Allonge shall be interpreted, construed and enforced according to the laws of the State where the real property secured by the Mortgage is located, and shall be binding upon and inure to the benefit of the Assuming Borrower and Lender and their respective heirs, personal representatives, legal representatives, successors-in-title and assigns whether by voluntary action of the parties or by operation of law.



                  [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, the undersigned has executed and delivered this Allonge to the Note as of the date and year first above written.

     ASSUMING
     BORROWER:       PUENTE HILLS MALL, LLC,
                     a Delaware limited liability company

                     By:  PUENTE HILLS MALL REIT, LLC, a Delaware
                          limited liability company
                     Its: Sole Member

                          By:  OG RETAIL HOLDING CO., LLC, a Delaware
                               limited liability company
                          Its: Managing Member

                               By: GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership
                               Its: Administering Member

                                    By:   GLIMCHER PROPERTIES CORPORATION, a
                                          Delaware corporation,
                                    Its:  Sole General Partner


                                          By: /s/ George A. Schmidt
                                             --------------------------------
                                             George A. Schmidt,
                                             as Executive Vice President